Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Quick Facts
  Market Cap: $1.7 Billion / Equity: $1.5 Billion
  Fifth largest1 writer of medical liability
  Writing business in 491 jurisdictions
  More than 60,0002 policyholders
  45,000 physicians and dentists
  7,000 ancillary and other healthcare professionals
  8,100 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

1 Includes PICA 2 Includes PICA and Georgia Lawyers

Recent Highlights
  Completion of three significant transactions
  Again recognized as one of the
 50 top performing property
 casualty insurance companies
 by The Ward Group
  Our third straight year

ProAssurance: Long-Term Success
  Successful performance in a challenging financial
 market and a demanding line of insurance
  Maintaining profitability
  Completion of three M&A transactions in 2009
 that will allow us to grow the top line

ProAssurance: Long-Term Success
  Our Balance Sheet remains strong
  Conservative investments
  Little debt
  Low leverage
  Solid stock performance over time
  Growing organically and through M & A
  Adding over $100 million in annualized premium
 to our top line through M & A
  Diversifying our risk profile

ProAssurance: Long-Term Success
Book Value Growth
	Cumulative	CAGR
10 year	222%	12%
5 year	127%	18%
1 year	10%	10%
Measured through Year-End 2008

Opportunities & Strategies

Key Opportunities
  New insurance buyers will emerge as
 healthcare reform evolves
  The outcome of medical liability claims will
 become more transparent
  Financial issues will highlight the need for
 successful, long-term companies with superior
 balance sheets strength and outstanding ratings

Strategy: Targeted M & A

Significant growth in our core business
Geographical expansion
Extends our core business
Broadens our medically-related range
Geographical expansion
Adds to our lawyers’ book
Geographical expansion
Affirms our interest in this line

Strategy: Targeted M & A
  Podiatry Insurance Company of America (PICA)
  Dominant (70%), profitable, national company
  ~$96 million Direct Premium in 2008
  Renewals at expected levels in 2009
  $13.7 million added to PRA premium in Q2 2009
  Podiatry is growing in importance as a specialty
  Involved in treating complications in a population with an increasing prevalence of diabetes
  Increases our understanding of policies that are
 higher volume, lower cost

With PICA We Are a National Carrier
  Leveraging the benefits of our many M & A transactions
 through long-term customer relationships and local
 and specialty knowledge

Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
PICA Headquarters
PICA Headquarters
(Birmingham)
(Nashville)

Strategy: Targeted M & A
  Mid-Continent General Agency
  Large writer of ancillary healthcare
  Healthcare reform will emphasize care delivery from a
 larger array of lower-cost providers
  Home health care
  Physician-extenders
  ~$26 million in total premium in 2008
  $20 million healthcare related
  PRA will write most of this business
  $3.6 million added to PRA premium in Q2 2009
  Commission derived from business we choose not to write

Strategy: We Dare to Defend
  Our balance sheet strength and deep expertise
 ensures our insureds have the option of an
 uncompromising defense of their claim
  We defend our insureds at trial more often
 than any other company in our line
  Provides a long-term financial and marketing
 advantage
  A key differentiating factor in the market
 as claims data becomes public

Claims Trends Remain Favorable

  Frequency trends are
 stable after declining
 since 2005/2006
  The results is fewer
 cases to try
  Severity trends also stable
  Trends are much the same
 in states with or without
 Tort Reform
ProAssurance Claims Tried

Spreading Risk is Vital
  Broad geographic diversification provides an
 unmatched spread of risk

  Our spread of risk
 provides better market
 awareness and more
 data points to gauge loss
 trends
  Our internal actuarial
 depth allows us to assess
 emerging trends and
 respond quickly
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
PICA Headquarters
PICA Headquarters
(Birmingham)
(Nashville)

The Tort Reform Question
  Obama signaled a willingness to consider limited
 reforms in his recent speech to the AMA
  Unlikely that Washington will provide the full
 reforms physicians seek
  Major decisions likely left up to each state
  We set prices and reserves as if there is no tort
 reform, until results reflect otherwise
  We are prepared, operationally and financially, if
 reforms are struck down in our states

Strategy: Respond to Transparency
  Malpractice judgments/settlements now
 disclosed in 17 states
  Public access to the
 National Practitioner
 Data Bank is the
 next step
  Disciplinary actions
 now disclosed in
 almost every state

Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P

Strategy: Maintain Discipline

  Pricing Discipline
  Using credits allows us to maintain existing
 rate filings
  Pricing developed using multiple years
  Not unduly influenced by current market
 conditions
  Rates on renewing physician business down
 less than 10% from peak pricing in 2006

Rate Change History

Strategy: Actuarial Conservatism
  Consistent and conservative reserving
 practices throughout the market cycle
Initial Accident Year Loss Ratios
2008 Industry is
A. M. Best Data
Through Q3 2008

Strategy: Actuarial Conservatism
Reserve History (billions)
2008	$ 2.4
2007	$ 2.6
2006	$ 2.6
2005	$ 2.2
2004	$ 1.8

Pricing in a Low Interest Environment

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Loss ratio required
to generate a 13%
after-tax ROE

Strategy: Treated Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

Financial Highlights

2009 YTD Income Statement Highlights

in millions, except per share data
Gross Premiums Written $ 266  $ 248 7%
Net Investment Income   74  82 - 10%
Total Revenue   306  313 - 2%
Total Expenses   192  203 -5%
Operating Income $ 86 $ 83 4%
Net Income (Includes Investment Losses) $ 82 $ 79 4%
Operating Income/Diluted Share $ 2.50 $ 2.43 3%
Operating Cash Flow $ 12 $ 101 -88%
  June 30,  Y-OVER-Y

 2009  2008 CHANGE

We have reversed the decline in premiums with new
business from PICA, Mid-Continent and Georgia Lawyers

Strategy: Enduring Financial Strength
  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
$ amounts
in Billions

Strategy: Use Capital Prudently
  Using capital to build through M&A
  Preserving capital for future opportunities
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value

Source: SNL Financial

Our Strong Capital/Low Leverage Position

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year
$ 96 (PICA pro forma)
$471
$567

Excess Capital vs. Excess Capacity

“A” Rating
Threshold
Projected A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
  $25 million debt added in
 the PICA transaction
  Includes $7 million in
 surplus notes
  Redemption expected in Q3
6/30/2009

Strategy: Balance Risk vs. Return

  Reduced cash and short-term
 balances in Q2
  Added to fixed income and equities
  Equity investments added in the
 PICA transaction
  CUSIP-level portfolio disclosure
 on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$3.8 Billion
Portfolio
$3.8 Billion
Portfolio
Fixed Income: 89%
Short Term: 6%
Short Term: 6%
Equity and Other Investments: 3%
Equity and Other Investments: 3%
BOLI: 2%
BOLI: 2%
6/30/09

Fixed Income: $3.4 Billion
  Average fixed maturity
 duration: 4.2 years
  Average tax-equivalent
 yield: 5.5%
  97.8% investment grade
  Weighted average: AA

6/30/09

Summary

ProAssurance
  Producing sustainable shareholder value
  Growing Book Value per Share
  Finding the right M & A opportunities
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market
  Leveraging financial strength
  Protecting the balance sheet
  Maintain our leading market position
  Building strength for the next cycle turn

Appendix: Market Conditions

Current Industry Status

Appendix: Claims

Why Claims Strategy Matters
Favorable
Outcomes:
82%
Favorable
Outcomes:
82%
Five Year Average
2003 - 2007
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
Average Statutory Loss Ratio
81.4%
ProAssurance Stand Alone
2005 - 2007
76.0%
64.3%

Appendix: Investments

Portfolio Overview: Equities

  $130 million in Equities & Other Investments
6/30/09

Equities & Other Investments

$ in 000’s
Income/Performance Q1, 2005 - Q2, 2009

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Portfolio: Municipals $1.4B

6/30/09

Portfolio: Asset Backed
  $790 million Asset Backed Securities
  Weighted Average Rating: AAA

Alt-A LTV: 62%
Whole Loan LTV: 57%
Further Details Provided
on Sub-Prime and CMBS
on following pages
Bloomberg Data
6/30/09

Portfolio Overview: Sub-Prime

  $6.6 million market value in AFS portfolio
  $5.1 million unrealized loss
  $3.4 million market value in
 high-yield LP rated B
  LP’s focus is distressed ABS)
At 6/30/09	Vintage
$4.5 Mln	2004 & Prior
$1.9 Mln	2005
$0.3 Mln	2006
Quality & Vintage information only on direct holdings at 6/30/09
At 6/30/09	Type	Quality
$3.7 Mln	Mortgage-Backed	AA- avg - LTV 72%
$3.9 Mln	Home Equity	AA avg

Portfolio Overview: CMBS
  $178 million Fair Value in non-agency CMBS
  Book Value: $191 million
  5% of fixed income portfolio

At 6/30/09	Quality
$176 Mln	AAA
$ 1.2 Mln	AA
$ 0.6 Mln	A
At 6/30/09	Wtd Avg LTV
48%	<65%
44%	=65%
8%	<72%
At 6/30/09	Credit Support
30%	>30%
48%	20% - 30%
20%	10% - 20%
2%	Less than 10%
At 6/30/09	Deal Cumulative Delinquencies
26%	0% - 0.5%
13%	0.5% - 1.0%
26%	1.0% - 2.0%
18%	2.0% - 3.0%
17%	>3.0%
At 6/30/09	Debt Service Coverage
73%	=>1.5x
23%	1.4x
4%	1.3x
AT
6/30/09

Portfolio Overview: CMBS
  Top Property Types
  Retail-Anchored: 47% of CMBS portfolio
  Exposure: 19% - 42% of individual security value
  Office: 32% of CMBS portfolio
  Exposure: 23% - 46% of individual security value
  Retail-Unanchored: 10% of CMBS portfolio
  Mixed Use: 4% of CMBS portfolio
  Multi Family: 4% of CMBS portfolio
  Other: 3% of CMBS Portfolio

Portfolio: Corporate

6/30/09

Portfolio: Corporate-Financials
  Top 20 Largest Banks/Financials: $ 258 million
  $75 mm FDIC backing
BOA/ML $30 ($8)	Goldman $8 ($2)
M Stanley $27 ($6)	Eurohypo AG $8
JPM Chase $24 ($13)	NRUC $6
Amex $23 ($12)	HSBC $6 ($1)
GECC $23 ($7)	BONY $5
Wells/Wach $19	Deutsche Bank $5
Citi $18 ($7)	John Dear Cap $5 ($1)
BP Capital Fin $15	Ford Motor Credit $5
Key Bank $13 ($13)	NY Comm’ty Bank $5 ($5)
Credit Suisse $8	Depfa ACS ‘Covered’ $5
FDIC backed amounts listed in parentheses

6/30/2009

  $231 million
Portfolio: Treasury/GSE

6/30/09

Portfolio: FRE and FNM

  $462 million
  Average Rating: AAA
6/30/09

Portfolio Overview: Short Term
  $227 Million
  S&P: AAA

6/30/09

  $64 million
  Moody’s: AA3
  S&P: AA
  A. M. Best: A+

6/30/09

Appendix: Industry History

Will History Repeat Itself—Again?

Source: A. M. Best Aggregates and Averages 1976 - 2001
Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined
(Estimated)
(Actual)
Industry Data 1976 Through 2007

Appendix: Our M & A History

We Created a Leader Through Consolidation
2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  ProAssurance was formed by
 the combination of two
 successful companies with a
 history of M & A

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  Each company brought
 multiple transactions into
 ProAssurance at our founding
 in 2001

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We have continued to grow
 through M & A
  NCRIC in the mid-Atlantic
  PIC-Wisconsin in the upper
 Midwest
  PICA Nationwide

Denovo Growth Also Plays a Role
  We have added states as opportunities arose

  We carefully evaluate the
 medical and legal climate of
 each state before entering
  We are the market leaders in
 AL, DE, DC, OH, & WI